Exhibit 99.1

 INVESTOR PRESENTATION  FISCAL SECOND QUARTER 2020

       Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. (“Broadridge” or the “Company”) may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, information appearing in the “Fiscal Year 2020 Guidance” section are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2019 (the “2019 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2019 Annual Report.These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; a material security breach or cybersecurity attack affecting the information of Broadridge’s clients; changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; declines in participation and activity in the securities markets; the failure of Broadridge’s key service providers to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.

   Use of Non-GAAP Financial Measures Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial MeasuresThe Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles (“GAAP”) except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, and Free cash flow. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results.The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, for internal planning and forecasting purposes and in the calculation of performance-based compensation. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation.Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings and Adjusted Earnings Per ShareThese Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of our ongoing operating performance. These adjusted measures exclude the impact of: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property and (ii) Acquisition and Integration Costs. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash amortization expenses associated with the Company’s acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. We exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, as these non-cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into the Company’s capital allocation decisions, management compensation metrics or multi-year objectives. Furthermore, management believes that this adjustment enables better comparison of our results as Amortization of Acquired Intangibles and Purchased Intellectual Property will not recur in future periods once such intangible assets have been fully amortized. Although we exclude Amortization of Acquired Intangibles and Purchased Intellectual Property from our adjusted earnings measures, our management believes that it is important for investors to understand that these intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets.Free Cash FlowIn addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities less Capital expenditures as well as Software purchases and capitalized internal use software.Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation.

The Broadridge Story

Strong market position across Governance, Capital Markets, and Wealth Management

Platform-based business model creates unique value for our clients

Significant growth opportunity supported by long-term trends of mutualization, digitization, and data & analytics

Strong business model and long-term focus should sustain continued growth and strong Total Shareholder Returns

$2.8B

FY19 Recurring Fee Revenue

5-7%

Organic 3-Year Recurring Revenue Growth Objective

8-12%

FY 2020 Adj. EPS Growth Guidance

~45%

Target Dividend Payout Ratio[1]

27%

Annualized 3 Yr. TSR (June 30, 2017-June 30 2019)

#1

Most Admired Financial Data Services Company by FORTUNE® magazine

(1) Dividend payout ratio is a percentage of prior year Adjusted Net Earnings and is subject to Board Approval

Broadridge
© 2019
4

Broadridge Focused on Capturing Opportunity

Deliver on financial objectives	Execute on growth strategy	Strengthen long-term growth foundations
• Achieved FY2019 Guidance including 6% Recurring fee revenue growth and double-digit EPS growth • Record Closed sales in FY2019 • FY2020 Guidance positions Broadridge to meet high-end of three-year EPS objective • Balanced execution against capital allocation priorities	• New digital capabilities, including new proxy voting app • Paving way for MF notice-and-access • Extending services across governance network • Extending GPTM platform capabilities • Landmark Wealth deal • RPM, TD and Rockall acquisitions to accelerate growth	• 97% Recurring fee revenue retention • Employer of choice • Continued focus on integrating AI, blockchain, cloud and digital • Strengthening of world-class product and technology capabilities • Attracting new talent

Broadridge
© 2019
| 5

The Industry's Leading Choice

GOVERNANCE	CAPITAL MARKETS	WEALTH MANAGEMENT

GOVERNANCE

- Process 80% of outstanding shares in the United States, 50%+ for rest of world
- Distribute 90%+ of broker regulatory communications to 140M individual accounts
- Serve most brokers, funds, and public companies in North America
- Reach 80% of North American households

GROWING FRANCHISE[1]

CAPITAL MARKETS

- Clear and settle over $7T per day
- Serve 19 of 24 US primary dealers for fixed income
- Process Equities for 7 of the top 10 global investment banks
- Support clearance and settlement in over 90 countries

GROWING FRANCHISE[1]

WEALTH MANAGEMENT

- Support 50M+ accounts through our technology platform
- 25%+ of US Financial Advisors utilize Broadridge's front office solutions
- Provide data aggregation service for 200K+ agents and advisors
- Maintain 100K+ retirement plans through Broadridge's mutual fund settlements platform

FRANCHISE[1] OPPORTUNITY

(1) At Broadridge we define Franchise as a business that having a truly differentiated value proposition and, more importantly, as one that creates network value.

Broadridge
© 2019
6

 Broadridge Platform-based Business Model Creates Unique Value  Network value  Deep financial services knowledge  Multi-client managed services approach        Domain expertiseTrusted  Unique CapabilityData & Analytics  Scale leadershipSignificant IP

 Broadridge’s Directly Addressable Market is $25-40B  Key Market Trends  GOVERNANCE & COMMUNICATIONS  WEALTH MANAGEMENT  CAPITAL MARKETS  100% = $25-40B  DATA & ANALYTICS  DIGITIZATION  MUTUALIZATION  Large Growth Opportunity

 Growth Opportunity: Extend Governance    140M+RETAIL SHAREHOLDER ACCOUNTS  150,000+INSTITUTIONAL SHAREHOLDERS  27,000+ MUTUAL FUNDS AND ETFs  1,100+ BANKS and BROKER-DEALERS  5,000+CORPORATE ISSUERS  EXTEND GOVERNANCEFee Revenue = $1.7B  BUILD WEALTH MANAGEMENT  DRIVE CAPITAL MARKETS  Driving Next-gen Regulatory Communications  Extend services to corporate Issuers  Growing suite of data & analytics and digital solutions  Building Omni-channel communications  Note: Governance Fee revenues as of Broadridge’s December 2017 Investor Day and are primarily derived from Investor Communication Solutions (“ICS”) Segment

 ICS Record Growth and FY19 Revenues  1 Stock record growth and interim record growth measure the annual change in total positions eligible for equity proxies and mutual fund & ETF interims, respectively, for equities and mutual fund position data reported to Broadridge in both the current and prior year periods.2FY2019 revenues have been revised to reflect the Broadridge Advisor Solutions organizational change. This change had the effect of transferring revenues previously reported in the ICS segment to the GTO segment. In the aggregate, the Total revenues transferred in FY2019 were $42.8 million.  FY08-19 Record Growth1    (Dollars in millions)  (Dollars in millions)

Growth Opportunity: Drive Capital Markets

Strong market position

- Serve 19 of the 24 US Fixed Income primary dealers
- Process Equities for 7 of the top 10 global investment banks
- Clear and settle in over 90 markets globally

Unique managed services model

- Support 40+ clients for both technology and operations including 7 of 27 US Fixed Income primary dealers

Emerging capabilities

- Securities Financing & Collateral Management
- Corporate Actions
- Regulatory Reporting

Global market momentum

J.P.Morgan
SOCIETE GENERALE
BARCLAYS
NOMURA

EXTEND GOVERNANCE | **DRIVE CAPITAL MARKETS** Fee Revenue = $0.5B | BUILD WEALTH MANAGEMENT

Scale Global Post-Trade Technology Platform of the Future

Extend Additional Enterprise Capabilities

Build Network Value

Note: Capital Markets Fee revenues as of Broadridge's December 2017 Investor Day and are primarily derived from Global Technology and Operations ("GTO") Segment

Broadridge
© 2019 | 11

Growth Opportunity: Build Wealth Management

- Educational content
- Enriched, digital communications
- Trading and account servicing

- Wealth management tools
- Targeted marketing
- Wealth mobile portal


Grow Advisor Business
Enhance Client Experience
Drive Enterprise Productivity
Advisors
Investors

- Clearance & settlement
- Client and regulatory reporting
- Business process automation & workflows

EXTEND GOVERNANCE | DRIVE CAPITAL MARKETS | **BUILD WEALTH** Fee Revenue $0.4B

Drive Digital Wealth Solutions

Extend Front-to-Back Platform of the Future (UBS)

Complement with Unique Data

Drive Best-of-Suite for Investment Managers

Note: Wealth Management Fee revenues as of Broadridge's December 2017 Investor Day and are derived across ICS and GTO Segments

Broadridge
© 2019 | 12

 Record Sales Building Revenue Backlog       Annual Closed Sales Performance  Recurring Revenue Backlog as of June 30 2,3  (1) FY20 Closed sales Guidance Range as of August 1st, 2019 Earnings Call.(2) Recurring Revenue Backlog as of August 1st, 2019 Earnings Call and are Broadridge estimates and subject to revision. (3) Recurring Revenue Backlog represents an estimate of first year revenues from Closed sales that have not yet been recognized and are expected to be recognized. Not Yet Live represents the subset of the Backlog where none of the first year revenues from Closed sales have been recognized but are expected to be recognized. Live represents the subset of the Backlog where a portion of the first year revenues from Closed sales have been recognized in previous periods.  $ in millions

Broadridge Business Model is Strong

Sustainable Growth	• Large, recurring revenue base with good visibility aided by $330 million revenue backlog • Organic strength driven by large addressable market
Steady Margin Expansion	• Continued scale and operational leverage • Focus on operational efficiencies
Strong Free Cash Flow	• 100+% average free cash flow conversion • Largely predictable model
Balanced Capital Allocation	• Target ~45% dividend payout ratio[1] • Balance of targeted M&A and share repurchase

(1) Dividend payout ratio is a percentage of prior year Adjusted Net Earnings and is subject to Board Approval

Broadridge
© 2019
14

Executing Against Investor Day Themes

Extend Governance

- Driving next-gen regulatory communications
  - ✓ Strengthening digital products to enhance regulatory and other communications
  - ✓ Rule 30e-3 and Enhanced Content opportunities
  - ✓ Blockchain proxy capability for North American market
- Growing data & analytics suite
- Broadening corporate issuer solution set
- Building omni-channel communications

Drive Capital Markets

- Extending global post trade technology platform
  - ✓ Continued progress onboarding major clients
  - ✓ New client wins further extend international reach
- Developing new products to drive network value in fixed income market
- Successfully tested blockchain proof of concept for repo market

Build Wealth Management

- UBS win represents a major milestone in creating a Wealth Management franchise
- Continued strong interest from key clients in integrated Wealth platform
- Continuing to drive penetration of existing products
  - ✓ New back office platform wins driving growth in U.S. and Canada

Broadridge
© 2019
15

 Fiscal Year 2020 Guidance – As of November 6, 2019                          Recurring fee revenue growth      8 - 10%          Total revenue growth      3 - 6%          Operating income margin - GAAP      ~15%          Adjusted Operating income margin - Non-GAAP      ~18%          Diluted earnings per share growth1      5 - 9%          Adjusted earnings per share growth1 - Non-GAAP       8 - 12%                          Closed sales      $190 - $230M                          (1) Fiscal year 2020 guidance includes $20 million of excess tax benefits related to stock-based compensation.

   Organic Recurring Fee Revenue Growth  5-7%  Recurring Fee Revenue Growth  7-9%  Adjusted Op Income Margin Expansion  ~50bps/yr  Adjusted EPS Growth  14-18%    Winning formula for top quartile TSR        FY17 - FY20 Three Year Growth Objectives  Note: FY17 - FY20 three year Adjusted EPS growth objective updated February 8th, 2018 for change in U.S. Tax Law. Compound annual growth rates (CAGRs), except margin. Three Year objectives as of February 8th, 2018 Earnings Call.

Regulatory Update

Mutual funds	**June 2018** **SEC Approves Rule 30e-3** **"Notice-and-access"**	• Allows mutual funds to opt-in their shareholders to receive "notice-and-access" beginning in 2021 • Working with 130+ fund families • Financial impact: higher recurring fee revenues, lower distribution revenues, modestly net positive impact on gross profit
Mutual funds	**October 2018** **Comments on mutual fund interim fees**	• Potential review of approximately $150 million of BR fee revenue • BR comment letter laid out strong track record of value ($400M+ annually) delivered. Additional future savings identified. • Comments only – no timeframe for decision on fee review, if any • Fee reviews generally have been lengthy processes
Mutual funds	**October 2018** **Comments on modernization of mutual fund communications**	• SEC asked for comments on how to modernize and improve the design, delivery and content of fund management • Opportunity for BR to showcase capabilities to enhance shareholder engagement while lowering costs through digital and technology capabilities
Equity proxy	**November 2018** **Proxy Roundtable**	• SEC gathered various constituents to talk about all aspects of the proxy voting process • Significant interest in examining voter confirmation capabilities • Joint letter submitted to SEC to make end-to-end vote confirmation a reality

Broadridge
© 2019
18

 Fiscal First Quarter Year 2020 Financial Summary as of November 6th, 2019 Earnings Call:

Highlights

- **Solid first quarter 2020 financial results**
  - Recurring fee revenues rose 8%
  - Event-driven revenues declined 48%
  - Diluted EPS of $0.48 and Adjusted EPS of $0.68
  - Record Closed sales of $38 million, up 103%
- **Continued investments in new products and M&A to strengthen and grow our business**
  - $179 million in tuck-in M&A investments year-to-date
  - Acquisitions across governance, capital markets and wealth management
- **On track to deliver strong fiscal year 2020 and continued growth**
  - Reaffirming guidance for 8-10% Recurring fee revenue growth and 8-12% Adjusted EPS growth
  - Recent industry events underline long-term trends driving Broadridge's growth

Broadridge
© 2019
20

First Quarter 2020 Operating Review

- **ICS: continued growth in recurring fee revenues**
  - Recurring fee revenue growth of 10% (organic growth of 6%) excluding Customer Communications
  - Continued strong, double-digit growth in data and analytics products
  - Customer Communications revenues declined 2%
  - Event-driven revenues declined following record 1Q in FY2019 to more normalized 1Q levels
- **GTO: on track for strong year**
  - Recurring fee revenue growth of 15% (organic growth of 3%)
  - FY19 acquisitions performing well out of the gate
  - Organic growth expected to accelerate over balance of FY20
- **1Q Closed sales of $38 million, a first quarter record**
  - Notable sales include Global Post-Trade Management solution

Broadridge
© 2019
21

Tuck-in M&A Tightly Linked to Growth Strategy

- **Nearly $700 million invested across 13 acquisitions since end of FY2017**
- **M&A aligned with strategic priorities:**
  - Governance ($307 million): includes TD Ameritrade retirement assets, Fi360 and Summit Financial
  - Wealth ($347 million): includes RPM
  - Capital Markets ($39 million): Shadow Financial
- **Expected to contribute 2pts of Recurring fee revenue CAGR, consistent with 2017 Investor Day objectives**
- **Acquisitions accretive to organic Recurring fee growth**
- **No change to disciplined tuck-in approach**

Broadridge
© 2019
| 22

 1Q 2020 Segment Revenue Growth and Drivers    1Q                                            2019        2020        Growth    Investor Communication Solutions Revenues1                      Recurring Fee Revenues  $  337      $  349      4  %  Event-Driven Fee Revenues    77        40      (48)%  Distribution Revenues    341        313      (8)%  Total ICS Revenues  $  755      $  703      (7)%                                              Global Technology and Operations Revenues1  $  238      $  274      15  %                        Dollars in millions                                  ICS      GTO    1Q FY20 Recurring Revenue Growth Drivers              Net New Business    3  pts    3  pts  Internal Growth    (1)  pt    (0)  pt  Organic Recurring Fee Revenue Growth    2  pts    3  pts  Acquisitions    2  pts    12  pts  Recurring Fee Revenue Growth    4%    15%                (1) FY2019 revenues have been revised to reflect the Broadridge Advisor Solutions organizational change. This change had the effect of shifting revenues previously reported in the ICS segment to the GTO segment. In aggregate, the Total revenues shifted in 1Q FY2019 were $10.7 million. Note: Amounts may not sum due to rounding.

 First Quarter 2020 Operating Income and EPS   Dollars in millions, except per share amounts  Year-over-Year Change in Operating Income and Adjusted Operating Income   Year-over-Year Change in EPS and Adjusted EPS  (16)%  (27)%  (14)%  (25)%

 Capital Allocation and Summary Balance Sheet  Select Uses of Cash Year to Date  Dollars in millions  Summary Balance Sheetas of September 30, 2019  Assets                          Cash and cash equivalents    $  358      Other assets      3,862                  Total assets    $  4,220                Liabilities and Stockholders’ Equity                          Current portion of long-term debt    $  399      Long-term debt      1,369      Total debt outstanding      1,768      Other liabilities      1,308                  Total liabilities    $  3,077                  Total stockholders’ equity    $  1,143    Note: Amounts may not sum due to rounding.  $481  $20  $55  $219  $1712  Notes: (1) Primarily includes deferred acquisition payments related to 4Q 2019 acquisitions.(2) Includes the acquisitions of Appatura Inc., Fi360 inc. and Shadow Financial Systems Inc.

Supplemental Reporting Detail - Product Line Reporting[1]

Dollars in millions	2019 1Q	2019 2Q	2019 3Q	2019 4Q	2019 FY	1Q 2020 1Q	1Q 2020 % Growth
Investor Communication Solutions ("ICS")							
Equity proxy	$ 31.0	$ 41.7	$ 152.9	$ 211.4	$ 437.0	$ 29.8	(4)%
Mutual fund and ETF interims	57.8	60.7	82.1	65.3	265.9	65.3	13%
Customer communications and fulfillment	174.9	182.6	201.1	177.8	736.4	170.9	(2)%
Other ICS	73.4	71.9	83.5	95.9	324.8	83.2	13%
Total ICS recurring fee revenues	**$ 337.1**	**$ 357.0**	**$ 519.6**	**$ 550.4**	**$ 1,764.0**	**$ 349.2**	**4%**
Equity and other	$ 24.1	$ 19.5	$ 35.4	$ 28.3	$ 107.3	$ 17.5	(27)%
Mutual funds	52.8	28.6	33.1	22.7	137.2	22.6	(57)%
Total Event-driven fee revenues	**$ 76.9**	**$ 48.1**	**$ 68.4**	**$ 51.0**	**$ 244.5**	**$ 40.1**	**(48)%**
Distribution	341.0	322.7	417.9	378.2	1,459.8	313.3	(8)%
Total ICS revenues	**$ 755.0**	**$ 727.8**	**$ 1,005.9**	**$ 979.6**	**$ 3,468.3**	**$ 702.6**	**(7)%**
Global Technology and Operations ("GTO")							
Equities and other	$ 198.4	$ 206.8	$ 206.7	$ 219.7	$ 831.7	$ 230.9	16%
Fixed income	40.0	40.1	41.1	43.4	164.6	43.1	8%
Total GTO recurring fee revenues	**$ 238.4**	**$ 247.0**	**$ 247.8**	**$ 263.1**	**$ 996.3**	**$ 273.9**	**15%**
Foreign currency exchange	(20.7)	(21.4)	(28.9)	(31.5)	(102.4)	(28.0)	35%
Total revenues	**$ 972.8**	**$ 953.4**	**$ 1,224.8**	**$ 1,211.2**	**$ 4,362.2**	**$ 948.6**	**(2)%**
Revenues by Type							
Recurring fee revenues	$ 575.5	$ 603.9	$ 767.4	$ 813.5	$ 2,760.3	$ 623.2	8%
Event-driven fee revenues	76.9	48.1	68.4	51.0	244.5	40.1	(48)%
Distribution revenues	341.0	322.7	417.9	378.2	1,459.8	313.3	(8)%
Foreign currency exchange	(20.7)	(21.4)	(28.9)	(31.5)	(102.4)	(28.0)	35%
Total revenues	**$ 972.8**	**$ 953.4**	**$ 1,224.8**	**$ 1,211.2**	**$ 4,362.2**	**$ 948.6**	**(2)%**

(1) FY2019 revenues have been revised to reflect the Broadridge Advisor Solutions organizational change. This change had the effect of transferring revenues previously reported in the ICS segment to the GTO segment. In the aggregate, the Total revenues transferred in FY2019 were $42.8 million.

Note: Amounts may not sum due to rounding.

Broadridge
© 2019
| 26

GAAP Reconciliations

 Reconciliation of GAAP to Non-GAAP Measures  Note: Amounts may not sum due to rounding.  Dollars in millions  Three Months Ended September 30,                2019        2018      Operating income (GAAP)  $  73.1      $  100.1    Adjustments:                Amortization of Acquired Intangibles and Purchased Intellectual Property    28.1        21.9    Acquisition and Integration Costs    2.5        0.9    Adjusted Operating income (Non-GAAP)  $  103.7      $  122.9    Operating income margin (GAAP)    7.7%      10.3  %  Adjusted Operating income margin (Non-GAAP)    10.9%      12.6  %    Three Months Ended September 30,                2019        2018      Net earnings (GAAP)  $  55.9      $  76.7    Adjustments:                Amortization of Acquired Intangibles and Purchased Intellectual Property    28.1        21.9    Acquisition and Integration Costs    2.5        0.9     Taxable adjustments    30.6        22.8    Tax impact of adjustments (a)    (6.5)      (5.0)  Adjusted Net earnings (Non-GAAP)  $  80.0      $  94.5    (a) Calculated using the GAAP effective tax rate, adjusted to exclude $5.7 million and $7.0 million of excess tax benefits associated with stock-based compensation for the three months ended September 30, 2019 and 2018, respectively. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.  (Unaudited)

 Reconciliation of GAAP to Non-GAAP Measures  Note: Amounts may not sum due to rounding.  Dollars in millions, except per share amounts  Three Months Ended September 30,                2019        2018      Diluted earnings per share (GAAP)  $  0.48      $  0.64    Adjustments:                Amortization of Acquired Intangibles and Purchased Intellectual Property    0.24        0.18    Acquisition and Integration Costs    0.02        0.01     Taxable adjustments    0.26        0.19    Tax impact of adjustments (a)    (0.06)      (0.04)  Adjusted earnings per share (Non-GAAP)  $  0.68      $  0.79      Three Months Ended September 30,                2019        2018      Net cash flows used in operating activities (GAAP)  $  (86.4)    $  (95.5)  Capital expenditures and Software purchases and capitalized internal use software    (20.2)      (15.5)  Free cash flow (Non-GAAP)  $  (106.7)    $  (111.0)  (a) Calculated using the GAAP effective tax rate, adjusted to exclude $5.7 million and $7.0 million of excess tax benefits associated with stock-based compensation for the three months ended September 30, 2019 and 2018, respectively. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.  (Unaudited)

             FY20 Adjusted Earnings Per Share Growth Rate (a)      Diluted earnings per share growth (GAAP)    5% - 9%  Adjusted earnings per share growth (Non-GAAP)    8% - 12%        FY20 Adjusted Operating Income Margin (b)      Operating income margin % (GAAP)    ~15%  Adjusted Operating income margin % (Non-GAAP)    ~18%        (a) Adjusted earnings per share growth (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs, and is calculated using diluted shares outstanding. Fiscal year 2020 Non-GAAP Adjusted earnings per share guidance estimates exclude Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs, net of taxes, of approximately $0.81 per share.   (b) Adjusted Operating income margin (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs. Fiscal year 2020 Non-GAAP Adjusted Operating income margin guidance estimates exclude Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs of approximately $124 million.  Reconciliation of GAAP to Non-GAAP Measures - FY20 Guidance  (Unaudited)

 Broadridge Investor Relations W. Edings Thibault Tel: 516-472-5129 Email: edings.thibault@broadridge.com